UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2018

THE AES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

4300 Wilson Boulevard, Suite 1100,
Arlington, Virginia		22203
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On January 17, 2018, the Board of Directors (the “Board”) of The AES Corporation (the “Company”) elected Jeffrey W. Ubben to the Board, effective immediately, and appointed him to the Compensation Committee and Financial Audit Committee of the Board.

Mr. Ubben is the Founder and Chief Executive Officer of ValueAct Capital where he also served as Chief Investment Officer until July 2017. Mr. Ubben has been a director of Twenty-First Century Fox since November of 2015. He previously served as a Director Willis Towers Watson plc from 2016-2017 after service as a Director of legacy Willis Group Holding s plc from 2013 to 2016. He also served as a Director of of Valeant Pharmaceuticals International, Inc. from 2014 to 2015, a Director of Misys, plc from 2017 to 2012, a Director of Sara Lee Corp. from 2008 to 2012, the former Chairman and Director of Martha Stewart Living Omnimedia, Inc., a former Director of Catalina Marketing Corp, Gartner Group, Inc., and Mentor Corporation. Mr. Ubben serves on the Board of Trustees of Duke University, on the board of Trustees of Northwestern University and on the Board of Directors of E.O. Wilson Biodiversity Foundation, and formerly served as Chair of the National Board of Directors of the Posse Foundation. He holds a B.A. from Duke University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Mr. Ubben will participate in the non-employee director compensation arrangements described in the Company’s 2017 proxy statement filed with the Securities and Exchange Commission on March 8, 2017. Also, consistent with initial grants previously offered to non-employee directors of the Company, Mr. Ubben will receive an initial equity grant consisting of deferred stock units and/or stock options valued at $40,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
(Registrant)

	By:	/s/ Brian A. Miller
		Name:	Brian A. Miller
		Title:	Executive Vice President, General Counsel and Secretary
Date: January 18, 2018

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